UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015 (October 2, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On October 2, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”).

Pursuant to the SPA, on October 5, 2015 the Company issued and sold to Golisano LLC 88,711,241 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $25,000,000. The foregoing shares constitute as of immediately following such sale thirty percent (30%) of the Company’s issued and outstanding Common Stock.

The Company was required to use the new proceeds from the sale of the shares solely for funding the purchase price due from the Company for the acquisition discussed in Item 2.01 below.

At any time commencing on October 5, 2015 and ending at such time that all of the shares of Common Stock owned by Golisano LLC may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) under the Securities Act of 1933, as amended (the “Securities Act”), and otherwise without restriction or limitation pursuant to Rule 144, if the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then the Company must pay Golisano LLC, in cash, by reason of any such delay in or reduction of its ability to sell such shares, an amount equal to two percent (2%) of the aggregate purchase price paid for the shares held by Golisano LLC on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured, and (ii) such time that such public information is no longer required for Golisano LLC to transfer its shares pursuant to Rule 144. In addition to the foregoing payment, Golisano LLC has the right to pursue actual damages for the Public Information Failure and to pursue all remedies available to it at law or in equity.

In addition to the 88,771,241 shares of Common Stock sold to Golisano LLC, the Company issued Golisano LLC a warrant (the “Warrant”), which Warrant is intended to maintain, following each future issuance of shares of Common Stock pursuant to the conversion, exercise or exchange of certain currently outstanding warrants to purchase shares of Common Stock held by third-parties (the “Oustanding Warrants”), Golisano LLC’s proportional ownership of the Company’s issued outstanding Common Stock so that it is the same thereafter as on October 5, 2015. The Company has reserved 12,697,977 shares of Common Stock for issuance under the Warrant. The purchase price for any shares of Common Stock issuable upon exercise of the Warrant is $.001 per share. The Warrant is exercisable immediately and up to and including the date which is sixty (60) days after the later to occur of the termination, expiration, conversion, exercise or exchange of all of the Outstanding Warrants and the Company’s delivery of notice thereof to Golisano LLC.

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The Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company. In addition, if any payments are made to a holder of an Outstanding Warrant in consideration for the termination of or agreement not to exercise such Outstanding Warrant, Golisano LLC will be entitled to equal treatment.

The Company and Golisano LLC have entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for the shares of Common Stock (i) sold pursuant to the SPA and (ii) issuable on exercise of the Warrant.

Golisano LLC also has the right to participate in certain future issuances of equity securities (including rights, options or warrants to purchase such equity securities or securities that are convertible or exchangeable into or exercisable for such equity securities) of the Company up to an amount equal to its then-proportional ownership interest in the Company.

The Company was required to pay Golisano LLC’s reasonable fees and expenses incurred in connection with the SPA.

Golisano LLC, Thomas A. Tolworthy, the President and Chief Executive Officer of the Company, Little Harbor, LLC (“LH”), GREAT HARBOR CAPITAL, LLC (“GH”), the David L. Van Andel Trust U/A dated November 30, 1993 (the “DVA Trust”) and the Company entered into a Voting Agreement, dated as of October 5, 2015 (the “Golisano Voting Agreement”).

Pursuant to the Golisano Voting Agreement, each of Mr. Tolworthy, LH, GH and the DVA Trust agreed in favor of Golisano LLC to vote their shares of Common Stock, or shares over which such holder has voting control: (a) in favor of increasing the number of authorized shares of Common Stock of the Company to a sufficient number of shares of Common Stock as may be required at any time in order for the Company to issue all of the shares of Common Stock issuable pursuant to the Warrant; (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Warrant or which could result in any of the conditions to the Company’s obligations under the Warrant not being fulfilled; (c) for so long as Golisano LLC continues to own beneficially at least ten percent (10%) of the outstanding shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon exercise of the Warrant), to ensure that the size of the Board of Directors of the Company (the “Board”) shall be set and remain at seven (7) directors from October 5, 2015 and continuing thereafter until December 31, 2015, and shall be set and remain at six (6) directors from January 1, 2016 and thereafter; and (d) for so long as Golisano LLC continues to own beneficially at least ten percent (10%) of the outstanding shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of the Warrant), to ensure that two persons designated by Golisano LLC (each a “Golisano Designee” and collectively the “Golisano Designees”), shall be elected to the Board. One of the initial Investor Designees is B. Thomas Golisano and the other will be appointed by Golisano LLC at a later date.

Each of Mr. Tolworthy, LH, GH and the DVA Trust also agreed in favor of Golisano LLC to vote all of its shares to ensure that: (a) no director elected by Golisano LLC may be removed from office unless (i) such removal is directed or approved by the affirmative vote of Golisano LLC or (ii) Golisano LLC is no longer so entitled to designate or approve such director; (b) any vacancies created by the resignation, removal or death of a director elected by Golisano LLC shall be filled pursuant to the provisions of the Golisano Voting Agreement; and (c) upon the request of Golisano LLC to remove the Golisano Designee as director, such Golisano Designee shall be removed.

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The Company agreed to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under the Golisano Voting Agreement are effective.

The Golisano Voting Agreement remains in effect until terminated by the parties or the first date that Golisano LLC is no longer entitled to elect the Golisano Designees as directors of the Company in accordance with the terms of the Golisano Voting Agreement.

The forgoing descriptions of the (i) SPA; (ii) Warrant; (iii) Registration Rights Agreement; and (iv) Golisano Voting Agreement are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Great Harbor Capital, LLC

Golisano LLC, Mr. Tolworthy, LH, GH, the DVA Trust and the Company entered into a Voting Agreement, dated as of October 5, 2015 (the “GH Voting Agreement”). Pursuant to the GH Voting Agreement, each of Mr. Tolworthy, LH, Golisano LLC and the DVA Trust agreed in favor of GH to vote their shares of Common Stock, or shares over which such holder has voting control: (a) for so long as GH continues to own beneficially at least ten percent (10%) of the outstanding shares of Common Stock of the Company, to ensure that the size of the Board shall be set and remain at seven (7) directors from October 5, 2015 and continuing thereafter until December 31, 2015, and shall be set and remain at six (6) directors from January 1, 2016 and thereafter; and (b) for so long as GH continues to own beneficially at least ten percent (10%) of the outstanding shares of Common Stock of the Company, to ensure that two persons designated by GH (each a “GH Designee” and collectively the “GH Designees”), shall be elected to the Board. One of the initial GH Designees is David L. Van Andel and the other will be appointed by GH at a later date.

Each of Mr. Tolworthy, LH, Golisano LLC and the DVA Trust also agreed in favor of GH to vote all of its shares to ensure that: (a) no director elected by GH may be removed from office unless (i) such removal is directed or approved by the affirmative vote of GH or (ii) GH is no longer so entitled to designate or approve such director; (b) any vacancies created by the resignation, removal or death of a director elected by GH shall be filled pursuant to the provisions of the GH Voting Agreement; and (c) upon the request of GH to remove the GH Designee as director, such GH Designee shall be removed.

The Company agreed to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under the GH Voting Agreement are effective.

The GH Voting Agreement remains in effect until terminated by the parties or the first date that GH is no longer entitled to elect the GH Designees as directors of the Company in accordance with the terms of the GH Voting Agreement.

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The foregoing description of the GH Voting Agreement is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Thomas A. Tolworthy

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 22, 2014, Twinlab Consolidation Corporation (“TCC”) and Thomas A. Tolworthy entered into a Subscription and Surrender Agreement, dated as of September 3, 2014 (the “Original Surrender Agreement”). The Company assumed the Original Surrender Agreement on September 16, 2014.

On October 5, 2015, the Company and Mr. Tolworthy entered into a Surrender Agreement (the “New Surrender Agreement”). Pursuant to the New Surrender Agreement, Mr. Tolworthy agreed to surrender an aggregate of 60,470,957 shares of Common Stock including 26,564,030 shares of Common Stock in addition to the shares subject to surrender pursuant to the Original Surrender Agreement. The New Surrender Agreement provides that of the aggregate 60,470,957 shares of Common Stock to be surrendered (i) 33,906,927 shares of Common Stock shall be surrendered pursuant to the Original Surrender Agreement; (ii) 26,564,030 shares of Common Stock shall be surrendered pursuant to the New Surrender Agreement; and (iii) 9,306,898 shares of Common Stock held by Mr. Tolworthy shall remain subject to surrender to the Company pursuant to the Original Surrender Agreement. The shares of Common Stock surrendered pursuant to the (i) Original Surrender Agreement and (ii) New Surrender Agreement were required to be used in connection with the issuance of the shares of Common Stock pursuant to the (a) SPA, (b) Stock Purchase Agreement by and between the Company and GH disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2015 and (c) exercise of the Company’s Warrants Nos. 2015-15 and 2015-16 by LH and the DVA Trust, respectively, as previously reported in the Company’s Current Report on Form 8-K filed on October 5, 2015.

The foregoing description of the New Surrender Agreement is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Midcap Funding X Trust

As previously reported by the Company in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, and (v) Current Report filed with the SEC on September 15, 2015, the Company and its direct and indirect wholly owned subsidiaries, TCC, Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”) and NutraScience Labs IP Corporation (“NSLIP” and with the Company, TCC, THI, Twinlab, ISI and NSL collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, and that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, the “Credit Agreement”).

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On October 5, 2015, the Twinlab Companies and MidCap entered into an Amendment No. 7 and Joinder Agreement to Credit and Security Agreement (the “MidCap Seventh Amendment”). Pursuant to the MidCap Seventh Amendment, (i) each of Organic Holdings, LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC, each such entity a newly acquired direct or indirect subsidiary of TCC, as the case may be (the “New Subsidiaries”), were made parties to the Credit Agreement and became a Borrower (as defined in the Credit Agreement) thereunder and granted a security interest in their assets to MidCap; and (ii) the provisions of the Credit Agreement concerning the (a) deferred revolving loan origination fee; (b) Adjusted EBITDA (as defined in the Credit Agreement); (c) Fixed Charge Coverage Ratio (as defined in the Credit Agreement); and (c) Total Funded Debt (as defined in the Credit Agreement) to Adjusted EBITDA ratio were amended. The Company was charged a modification fee of $150,000 for the MidCap Seventh Amendment.

Each of the Twinlab Companies and the New Subsidiaries executed a First Amended and Restated Revolving Loan Note, dated October 5, 2015, in the amount of $15,000,000 (the “Amended Note”). The Amended Note replaces in its entirety the Revolving Loan Note, dated as of January 22, 2015, made by certain of the Twinlab Companies in favor of MidCap.

The foregoing descriptions of the (i) MidCap Seventh Amendment and (ii) Amended Note are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, (v) Current Report on Form 8-K filed with the SEC on July 7, 2015, and (vi) Current Report on Form 8-K filed with the SEC on September 15, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Fourth Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, and as further amended by the Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015 (as so amended, the “Penta NWPA”), with Penta.

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On October 5, 2015, the Twinlab Companies and Penta entered into a Sixth Amendment to Note and Warrant Agreement (the “Sixth Penta Amendment”). Pursuant to the Sixth Penta Amendment, the Penta NWPA was amended to reflect the same changes to the (i) minimum Adjusted EBITDA (as defined in the Penta NWPA) covenant; (ii) Fixed Charge Coverage Ratio (as defined in the Penta NWPA) covenant; and (iii) Total Funded Debt (as defined in the Penta NWPA) to Adjusted EBITDA covenant as were agreed upon in the MidCap Seventh Amendment. The Company was charged a modification fee of $25,000 for the Sixth Penta Amendment.

Pursuant to a Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between the Twinlab Companies and Penta (the “Penta Waiver”), (i) Penta allowed the New Subsidiaries to join the Penta NWPA as Companies (as defined in the Penta NWPA) and grant liens in substantially all of their assets to secure the Obligations (as defined in the Penta NWPA); and (ii) Penta waived the Company’s failure to meet the minimum Adjusted EBITDA covenant for July 2015 and August 2015.

The foregoing descriptions of the (i) Sixth Penta Amendment and (ii) Penta Waiver are qualified in their entirety by reference to the full texts of such documents, which documents are exhibits to this Report.

JL-Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015; (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, and (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Third Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, and as further amended by the Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent (as so amended, the “JL NWPA”), with JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC) (“JL”).

On October 5, 2015, the Twinlab Companies and JL entered into a Fifth Amendment to Note and Warrant Agreement (the “Fifth JL Amendment”). Pursuant to the Fifth JL Amendment, the JL NWPA was amended to reflect the same changes to the (i) minimum Adjusted EBITDA (as defined in the JL NWPA) covenant; (ii) Fixed Charge Coverage Ratio (as defined in the JL NWPA) covenant; and (iii) Total Funded Debt (as defined in the JL NWPA) to Adjusted EBITDA covenant as were agreed upon in the MidCap Seventh Amendment. The Company was charged a modification fee of $25,000 for the Fifth JL Amendment.

Pursuant to a Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between the Twinlab Companies and JL (the “JL Waiver”), (i) JL allowed the New Subsidiaries to join the JL NWPA as Companies (as defined in the JL NWPA) and grant liens in substantially all of their assets to secure the obligations (as defined in the JL NWPA); and (ii) JL waived the Company’s failure to meet the minimum Adjusted EBITDA covenant for July 2015 and August 2015.

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The foregoing descriptions of the (i) Fifth JL Amendment and (ii) JL Waiver are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Capstone Financial Group, Inc.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2015, the Company and Capstone Financial Group, Inc. (“Capstone”) entered into a Compromise Agreement and Release (the “Compromise Agreement”). Pursuant to the Compromise Agreement, Capstone granted the Company call rights regarding certain shares of Common Stock owned by Capstone if certain liquidity conditions are met.

On October 1, 2015, the Company and Capstone entered into Amendment No. 1 to Agreement for Limited Waiver of Non-Circumvention Provision and to Compromise Agreement and Release (the “Capstone Waiver”). Pursuant to the Capstone Waiver, the Company and Capstone agreed to terminate the contingent call rights granted pursuant to the Compromise Agreement.

The foregoing description of the Capstone Waiver is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on September 22, 2014 and (ii) Current Report on Form 8-K filed with the SEC on August 19, 2015, TCC entered into an option agreement in September 2014 (as further amended, the “Option Agreement”) that gave TCC an exclusive option to acquire all of the outstanding equity of a marketer and distributor of nutritional products. Pursuant to the exercise of the option, effective August 13, 2015, TCC entered into a Unit Purchase Agreement, as amended (the “Purchase Agreement”) with Naomi L. Balcombe and Robert G. Whittel (the “Sellers”), pursuant to which at the closing of the acquisition TCC would acquire all of the outstanding equity interests of Organic Holdings LLC, a Delaware limited liability company (“Organic”) from the Sellers and the other members of Organic.

The transactions contemplated by the Purchase Agreement were consummated on October 5, 2015. Under the terms of the Purchase Agreement, TCC acquired all of the Units for a purchase price of $37,000.000.

Organic, through its subsidiaries, is engaged in the business of developing and selling premium nutritional supplements, including under the well-known Reserveage(TM) Nutrition family of brands.

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TCC and the Sellers each provided customary representations, warranties and covenants in the Purchase Agreement, and the Sellers agreed to be bound by certain non-compete and non-solicitation provisions. The Sellers also agreed to customary indemnification of TCC and its affiliates for certain losses and damages, by way of the cancellation of shares of Common Stock owned by Health, KP LLC (“Health”), an affiliate of the Sellers.

The Company has agreed to grant Health certain registration rights for the shares of Common Stock of the Company owned by Health.

Upon the October 5, 2015 closing of the Organic acquisition, Organic’s founder, Naomi L. Balcombe (the “Executive”), was appointed as an executive of TCC. TCC and the Executive entered into an Employment Agreement, dated as of October 2, 2015 (the “Employment Agreement”). The Employment Agreement, effective as of October 5, 2015, provides that the Executive’s employment is at-will and is subject to termination by TCC or the Executive at any time for any reason or no reason, with or without cause, provided, however, that if TCC terminates the Executive’s employment without Cause (as defined in the Employment Agreement) or if the Executive terminates her employment for Good Reason (as defined in the Employment Agreement), the Executive will be eligible for Severance Pay (as defined in the Employment Agreement).

The Executive will receive a base salary of (i) $100,000 per year from October 5, 2015 through October 4, 2017 and (ii) $300,000 per year for each year of employment thereafter. The Executive will be eligible to participate in any performance-based bonus program provided by TCC to its similarly situated key executives. If the Executive continues employment with the Company for at least two (2) years from October 5, 2015, the Company shall pay the Executive a retention bonus as follows: (i) $400,000 and (ii) a payment of 200% of the aggregate performance bonuses paid to the Executive for the first two years of the Executive’s employment.

The Executive has agreed to certain confidentiality, non-compete and non-solicitation obligations during the term of the Executive’s employment with TCC and for twelve (12) months immediately thereafter.

The foregoing descriptions of the (i) Purchase Agreement; and (ii) Employment Agreement are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the Amended Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the SPA is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) shares of Common Stock and (ii) Warrant to Golisano LLC in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act for private offerings not involving a public distribution. The Company believes that the issuance and sale of the shares of (i) Common Stock and (ii) Warrant were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The shares of (i) Common Stock and (ii) Warrant were issued directly by the Company and did not involve a public offering or general solicitation. Golisano LLC was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that Golisano LLC, immediately prior to the issuance of the above-referenced (i) shares of Common Stock and (ii)Warrant, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Golisano LLC had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares of (i) Common Stock and (ii) Warrant.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	(d)

Exhibit 10.90	Securities Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.91	Common Stock Purchase Warrant, dated October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.92	Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.93	Voting Agreement, dated as of October 5, 2015, among Twinlab Consolidated Holdings, Inc., Golisano Holdings LLC, and Thomas A. Tolworthy, Little Harbor, LLC, Great Harbor Capital, LLC and the David L. Van Andel Trust U/A dated November 30, 1993.

Exhibit 10.94	Voting Agreement, dated as of October 2, 2015, among Twinlab Consolidated Holdings, Inc., Great Harbor Capital, LLC and Golisano Holdings LLC, Thomas A. Tolworthy, Little Harbor, LLC, and the David L. Van Andel Trust U/A dated November 30, 1993.

Exhibit 10.95	Surrender Agreement, dated as of October 5, 2015, between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.

Exhibit 10.96	Amendment No. 7 and Joinder Agreement to Credit and Security Agreement, dated as of October 5, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings, LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.97	First Amended and Restated Revolving Loan Note, dated October 5, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings, LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC.

Exhibit 10.98	Sixth Amendment to Note and Warrant Purchase Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.99	Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.100	Fifth Amendment to Note and Warrant Purchase Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.101	Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.102	Amendment No. 1 to Agreement for Limited Waiver of Non-Circumvention Provision and to Compromise Agreement and Release, dated as of October 1, 2015, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

Exhibit 10.103	Unit Purchase Agreement, dated as of September 2, 2014, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation.

Exhibit 10.104	Amendment No. 1 to Unit Purchase Agreement, dated as of July 17, 2015, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation.

Exhibit 10.105	Employment Agreement, dated as of October 2, 2015, between Twinlab Consolidation Corporation and Naomi L. Balcombe.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.90	Securities Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.91	Common Stock Purchase Warrant, dated October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.92	Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.93	Voting Agreement, dated as of October 5, 2015, among Twinlab Consolidated Holdings, Inc., Golisano Holdings LLC, and Thomas A. Tolworthy, Little Harbor, LLC, Great Harbor Capital, LLC and the David L. Van Andel Trust U/A dated November 30, 1993.

Exhibit 10.94	Voting Agreement, dated as of October 2, 2015, among Twinlab Consolidated Holdings, Inc., Great Harbor Capital, LLC and Golisano Holdings LLC, Thomas A. Tolworthy, Little Harbor, LLC, and the David L. Van Andel Trust U/A dated November 30, 1993.

Exhibit 10.95	Surrender Agreement, dated as of October 5, 2015, between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.

Exhibit 10.96	Amendment No. 7 and Joinder Agreement to Credit and Security Agreement, dated as of October 5, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings, LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.97	First Amended and Restated Revolving Loan Note, dated October 5, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings, LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC.

Exhibit 10.98	Sixth Amendment to Note and Warrant Purchase Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.99	Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.100	Fifth Amendment to Note and Warrant Purchase Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.101	Limited Waiver to Note Warrant and Purchase Agreement, dated as of October 2, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.102	Amendment No. 1 to Agreement for Limited Waiver of Non-Circumvention Provision and to Compromise Agreement and Release, dated as of October 1, 2015, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

Exhibit 10.103	Unit Purchase Agreement, dated as of September 2, 2014, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation.

Exhibit 10.104	Amendment No. 1 to Unit Purchase Agreement, dated as of July 17, 2015, by and among Naomi L. Balcombe, Robert Whittel and Twinlab Consolidation Corporation.

Exhibit 10.105	Employment Agreement, dated as of October 2, 2015, between Twinlab Consolidation Corporation and Naomi L. Balcombe.

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